Van Kampen Municipal Income Trust
                          Item 77(O) 10F-3 Transactions
                         January 1, 2004 - June 30, 2004



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount   Purcha  Offeri   Fund   Brokers
             Trade  Offeri   Price     of       sed     ng      s
             Date     ng       of   Offering    By    Purcha   Tota
                             Shares            Fund     sed     l
                                                        By     Asse
                                                       Fund     ts
            05/26/     -     $97.25 $269,245  4,000,   1.49%   0.89
Pennsylvan    04                      ,000      000             %    JP Morgan,
    ia                                                               Citigroup,
 Turnpike                                                            Commonweal
Commission                                                               th
 Turnpike                                                            Securities
 Revenue                                                                and
  Bonds                                                              Investment
 Series A                                                              s Inc,
 of 2004                                                               First
                                                                      Security
                                                                     Investment
                                                                       s Inc,
                                                                      Goldman
                                                                      Sachs &
                                                                     Co, Janney
                                                                     Montgomery
                                                                     Scott LLC,
                                                                       Lehman
                                                                     Brothers,
                                                                      Merrill
                                                                      Lynch &
                                                                     Co, Morgan
                                                                      Stanley,
                                                                      RBC Dain
                                                                      Rauscher
                                                                      Inc, UBS
                                                                     Financial
                                                                      Services
                                                                        Inc,
                                                                      Wachovia
                                                                        Bank
                                                                      National
                                                                     Associatio
                                                                         n

            05/27/     -     $96.97 $404,215  2,000,   0.49%   0.44
Massachuse    04                      ,000      000             %      Lehman
 tts Bay                                                             Brothers,
Transporta                                                              Bear
   tion                                                              Stearns &
Authority                                                             Co Inc,
Assessment                                                             Morgan
Bonds 2004                                                            Stanley,
 Series A                                                             Raymond
                                                                      James &
                                                                     Associates
                                                                        Inc,
                                                                      Siebert
                                                                     Brandford
                                                                     Shank & Co
                                                                      LLC, UBS
                                                                     Financial
                                                                      Services
                                                                        Inc,
                                                                     Carolan &
                                                                        Co,
                                                                     Citigroup,
                                                                       Corby
                                                                      Capital
                                                                      Markets
                                                                        Inc,
                                                                      Goldman
                                                                      Sachs &
                                                                       Co, JP
                                                                     Morgan, MR
                                                                       Beal &
                                                                      Company,
                                                                      Merrill
                                                                      Lynch &
                                                                     Co, Quick
                                                                      & Reilly
                                                                      Inc and
                                                                      RBC Dain
                                                                      Rauscher
                                                                        Inc